Deposit for Investment in Joint Venture	12 Months Ended
Dec. 31, 2024
Equity Method Investments and Joint Ventures [Abstract]
DEPOSIT FOR INVESTMENT IN JOINT VENTURE

NOTE 9 — DEPOSIT FOR INVESTMENT IN JOINT VENTURE

On December 6, 2024, the Company deposited its capital contribution of approximately $32.9 million (RMB 239,979,300) into the bank account of Jinan Langchi Heavy Industry Co., Ltd. (“Langchi”), in anticipation of a joint venture investment. The deposit was funded with proceeds from a private placement completed on December 5, 2024. The Company plans to develop a new business with Langchi in Shandong Province, China. This amount is presented in the consolidated balance sheet as of December 31, 2024, under the line item “Deposit for Investment in Joint Venture.”

The joint venture agreement was executed on March 10, 2025, see Note 19 – Subsequent Events for details.